ENDORSEMENT AGREEMENT


         This Endorsement Agreement ("Agreement") is made as of May 1st, 1997 by and between ARIE LUYENDYK ("Luyendyk") and PREMIUM CIGARS INTERNATIONAL, LTD. (the "Company").

         WHEREAS, the Company desires to secure certain services by Luyendyk related to the endorsement of the Company and its products; and

         WHEREAS,  Luyendyk  desires to provide such  services to the Company in
exchange   for  the   issuance  of  common   stock  of  the  Company  and  other
consideration;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. Term of Agreement. The term of this agreement ("Term") shall begin on the date of execution as set forth above and shall terminate one (1) year from the date of this Agreement.

         2. Display of Company Logo on Racing Helmet. Luyendyk will attach a self- adhesive logo no smaller than 2" x 4" and no larger than 3" x 6" provided by the Company to any and all racing helmets that he wears in any Indy Racing League race or any other race he participates in during the Term. Such logo shall be prominently placed so as to enhance visibility and media exposure.

         3. Endorsement Appearances. Luyendyk agrees to make himself available for endorsement appearances ("Appearances") on behalf of the Company during the term of this Agreement upon twenty (20) days' prior notice by telephone or in writing. Such Appearances shall include, but not be limited to trade shows and investor/broker-dealer presentations related to the public offering of the Company's shares and each Appearance shall be for a minimum of three (3) hours per day of the Appearance event. Luyendyk agrees to sign autographs at such Appearances and to provide, at the Company's expense, sufficient quantities of photographs of himself to autograph which do not contain an endorsement of any other company or product. If the Appearance requires that Luyendyk travel, the Company will provide Luyendyk with first class airfare to and from the
Appearance, first class hotel accommodations, necessary expenses and transportation for the duration of the Appearance.

         4. Restrictions on Competition and Competitive Endorsements. Luyendyk shall represent and endorse the Company and its related product lines and no other company, entity or person which competes with the Company in the business of cigar distribution. Luyendyk may, however, appear in the entertainment, news or information portion of any radio, television or other entertainment program or event regardless of sponsorship. Luyendyk covenants that he shall not during the term of this Agreement and for a period of one (1) year from the expiration of the Term of this Agreement or from the date of his or the Company's termination of the Agreement, directly or indirectly, either as an endorser, principal, partner, shareholder, joint venturer, officer, director, consultant, member, employee or otherwise, own any interest in,
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manage,  control,  participate in, consult with,  render services for, or in any manner engage in or endorse any business or product competing, directly or indirectly, with the business or products of the Company in any state of the United States or foreign country in which the Company is conducting business on the date of such expiration of Term or termination. At any time and from time to time, each party agrees, at its expense, to take action and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Covenant.

         5. Issuance of Stock; Vesting Schedule. Subject to the acceptance of a subscription agreement acceptable to the Board of Directors of the Company relating to Luyendyk's status as an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and subject to the availability of a valid exemption from registration under such Act, the Company shall issue to Luyendyk Five Thousand (5,000) shares of restricted common stock ("Shares") of the Company under the following terms:

                  a. Restricted Securities; Registration; Lock-Up. The Shares have not been registered under the Act or any state securities laws in reliance on exemptions therefrom and when acquired must be held by Luyendyk indefinitely and may not be resold unless the Shares have been registered under the Act and any applicable state securities laws in connection with a subsequent distribution or unless such a resale is exempt from such registration requirements. The Shares shall bear a legend in a form acceptable to the Company which reflects the restricted nature of such shares. If the Company offers or grants any rights to any holder of shares of its outstanding Common Stock, including, but not limited to shares held by certain persons which may be referred to as "founders," to register such shares under the Act, the Company shall also offer or grant to Luyendyk the identical registration rights offered to any such person. The Company is otherwise under no obligation to register the Shares or to comply with any applicable securities law exemption with respect to any of the Shares and is not obligated to effect any transfer of Shares of its securities owned by Luyendyk on its books if such transfer would in the Company's good faith opinion cause a violation of any applicable law. Luyendyk additionally agrees that, in accord with the "lock-up period" applicable to the holders of all of the Company's outstanding shares, he will not resell the shares for a period of eighteen (18) months from the commencement date of the Company's initial public offering, without the prior approval of the underwriter of such initial public offering.

                  b. Forfeiture of Stock upon Default. Upon any Event of Default as defined in Section 5 of this Agreement, Luyendyk shall forfeit and surrender to the Company that portion of the Shares which have not vested pursuant to the schedule set forth in Section 4.c. Upon such forfeiture, Luyendyk agrees to deliver his certificate for the entire amount of the Shares to facilitate the recertification of those Shares which are not forfeited.

                  c. Issuance; Vesting. The Company shall issue a certificate for the Shares in Luyendyk's name and deliver such certificate to Luyendyk within fifteen (15) days of the
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         execution  of this  Agreement  and  the  acceptance  of a  subscription agreement by the Board of Directors. The Shares shall "vest" and not be subject to the forfeiture provisions of subsection 4.c. above, upon the following schedule:

                           Months           Total
                           After            Cumulative
                           Agreement        Shares
                           Executed         Vested
                           --------         ------

                              2             1,000
                              3             2,000
                              4             3,000
                              5             4,000
                              6             5,000

         6. Default and Termination. A party to this Agreement which is not in Default as hereinafter defined (the "non-defaulting Party") shall have the right to terminate this Agreement upon written notice to the other party (the "Defaulting Party") upon the occurrence ("Default") of one or more of the following conditions ("Event of Default") of this Agreement: (a) if a party fails to perform any material covenant, agreement or other obligation under this Agreement; or (b) any warranty or representation made by such party is found to be materially false; or (c) in the case of Luyendyk, if in the Company's reasonable determination, Luyendyk has engaged in or made or is accused of or portrayed by the media as engaging in or making any activity or statement, whether criminal or otherwise, which negatively reflects upon Luyendyk's public reputation or which negatively affects the reputation of the Company and its products.

         7. Warranties of Luyendyk. Luyendyk represents that

                  a. he is not under any disability, restriction or prohibition, whether contractual or otherwise, with respect to his ability to execute this Agreement and perform its terms and conditions.

                  b. he owns the rights to his racing helmet and that he has the right and power to place the Company's logo on such helmet and perform the obligations of paragraph 2 hereof.

         8.       Warranties of the Company.  The Company warrants that:

                  a. neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby will be in violation of any provision of any charter, bylaw, contract, mortgage, indenture, order, injunction, statute, rule or regulation applicable to the Company.
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                  b. the issuance of the Purchased Shares and the performance by the Company of all of its other obligations under this Agreement have been duly authorized by all necessary corporate action of the Company.

         9. Notices. Any notice to any party under this Agreement shall be in writing, shall be effective on the earlier of (i) the date when received by such party if delivered personally or by facsimile, or (ii) the date which is three days after mailing (postage prepaid) by certified or registered mail, return receipt requested, to the following address of such party, or to such other address as shall have previously been specified in writing by such party to all parties hereto:

                  a.       If to Luyendyk:

                           ----------------------------
                           ----------------------------
                           ----------------------------
                           (facsimile): _______________

                           with a copy to:

                           ----------------------------
                           ----------------------------
                           ----------------------------
                           (facsimile): _______________

                  b.       If to the Company:

                           Premium Cigars International, Ltd.
                           15651 N. 83rd Way
                           Suite 3, Building C
                           Scottsdale, Arizona 85260
                           Facsimile: (602) 992-6026
                           Attention: Steve Lambrecht

                  with a copy to:

                           Kurt M. Brueckner, Esq.
                           Titus, Brueckner & Berry, P.C.
                           7373 North Scottsdale Road
                           Scottsdale Centre, Suite B-252
                           Scottsdale, Arizona  85253
                           Facsimile:  (602) 483-3215

         10. Additional Acts and Documents. Each party hereto agrees to do all such things and take all such actions, and to make, execute and deliver such other documents and
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instruments,  as shall be  reasonably  requested  to carry  out the  provisions, intent and purpose of this Agreement.

         11. Attorney Fees. In the event suit is brought (or arbitration instituted) or an attorney is retained by any party to this Agreement to enforce the terms of this Agreement or to collect any money due hereunder, or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorney fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

         12. Successors and Assigns. None of the rights or obligations under this Agreement shall be assignable without the prior consent of all of the parties. Any assignment without such consent shall be void. Subject to this restriction, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and assigns.

         13. Counterparts. This Agreement may be executed in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument and each of said counterparts shall be deemed an original hereof.

         14. Time. Time is of the essence of this Agreement and each and every provision hereof. Any extension of time granted for the performance of any duty under this Agreement shall not be considered an extension of time for the performance of any other duty under this Agreement.

         15. Waiver. Failure of any party to exercise any right or option arising out of a breach of this Agreement shall not be deemed a waiver of any right or option with respect to any subsequent or different breach, or the continuance of any existing breach after demand for strict performance.

         16. Integration Clause; Oral Modification. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof, and all agreements entered into prior hereto are revoked and superseded by this Agreement, and no representations warranties, inducements or oral agreements have been made by any of the parties except as expressly set forth herein or in other contemporaneous Written agreements. This Agreement may not be changed, modified or rescinded except in writing, signed by all parties hereto, and any attempt at oral modification of this Agreement shall be void and of no effect.

         17. Captions. Captions and paragraph headings used herein are for convenience only and are not a party of this Agreement and shall not be deemed to limit or alter any provisions hereof and shall not be deemed relevant in construing this Agreement.

         18. Governing Law. This Agreement shall be deemed to be made under, and shall be construed in accordance with and shall be governed by, the laws of the State of Arizona, and (subject to any provision in this Agreement providing for mandatory arbitration) suit to enforce
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any provision of this  Agreement or to obtain any remedy with respect hereto may be brought in Superior Court, Maricopa County, Arizona, and for this purpose each party hereby expressly and irrevocably consents to the jurisdiction of said court.

         19. Arbitration. In the event any dispute or controversy arising out of this Agreement cannot be settled by the parties, such controversy or dispute shall be submitted to arbitration in Phoenix, Arizona, and for this purpose each party hereby expressly consents to such arbitration in such place. In the event the parties cannot mutually agree upon an arbitrator to settle their dispute or controversy within fifteen (15) days after written demand from either party to do so, a single arbitrator shall be selected pursuant to the then-existing rules and regulations of the American Arbitration Association governing commercial transactions. The decision of the arbitrator (including without limitation the award of attorney fees and costs to the prevailing party) shall be binding upon the parties hereto for all purposes, and judgment to enforce any such binding decision may be entered in Superior Court, Maricopa County, Arizona (and for this purpose each party hereby expressly and irrevocably consents to the jurisdiction of said court). At the request of either party, arbitration proceedings shall be conducted in the upmost secrecy. In such case, all documents, testimony and records shall be received, heard and maintained by the arbitrator in secrecy, available for inspection only by either party and by their attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the arbitrator shall conduct all proceedings pursuant to the Uniform Arbitration Act as adopted in the State of Arizona and the then existing rules and regulations of the American Arbitration Association governing commercial transactions to the extent such rules and regulations are not inconsistent with such Act or this Agreement.

         Executed effective as of the date first written above.

"Luyendyk"


/s/ Arie Luyendyk
----------------------------------
Arie Luyendyk



"COMPANY"

PREMIUM CIGARS INTERNATIONAL, LTD.



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